                                                                Exhibit (10)(vi)

                            Registration Statement

                           Supplemental Income Plan

                           Home Savings Bank, S.S.B.
                                      of
                           Albemarle, North Carolina


1.  Home Savings Bank, S.S.B.
    P.O. Box 489
    Albemarle, NC 28002-0489
    Employer Identification number:  56-0266500

3. This Registration Statement is to declare that Home Savings Bank, S.S.B. maintains a Supplemental Income Plan solely for the purpose of providing deferred compensation for a select group of management.

4. Home Savings Bank, S.S.B. in Albemarle, North Carolina currently maintains one such plan with two employees.

5.  Document attached to the Registration Statement.

                                 Home Savings Bank, S.S.B.


Date:    10-3-95                 By: /s/ Carl M. Hill
     ----------------------         ---------------------------------------
                                         President

                         SUPPLEMENTAL INCOME AGREEMENT

          AGREEMENT entered into as of the 1st day of September, 1995 between Home Savings Association, of Albemarle, North Carolina, a domestic Corporation having its principal office in Albemarle, North Carolina (hereinafter referred to as the Company) and Robert Ronald Swanner (hereinafter referred to as the Employee).

                                  WITNESSETH:

          WHEREAS, the Employee has been an Employee of the Company since 4/22/74 and,

          WHEREAS, the value of the Employee is such that assurance of his continued service is essential to the future growth and profits of the Company; and,

          WHEREAS, the Company desires to retain the service of the Employee, and realizes that if the Employee were to terminate his employment it would suffer a substantial financial loss;

          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

          1. Remuneration: During the period of the Employee's employment with the Company, the Company will pay the Employee for services to be rendered;

              A.  Cash amounts at rates and time mutually agreed upon and,

              B. Additional amounts, payment of which will be deferred pursuant to the terms hereinafter set forth.

          2. Retirement Benefit: Upon the attainment of the Employee's 65th birthday or, the Employee's actual later retirement after the Employee's actual later retirement, the Company will commence to pay the Employee $15,000 annually for a continuous period of 15 years. In the event that the Employee should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Company will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. In the event of the death of the last named beneficiary before all of the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at Employee's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

          3. Death Benefit: Should the Employee die while in the employment of the Company and prior to age 65 the Company (beginning at a date to be determined by the Company but within six months from the date of such death) will commence to pay $15,000 annually for a continuous period of 15 years to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. Irrespective of the above, however, if the Employee dies as result of suicide within two years of the execution of this agreement, no death benefit shall be payable. In the event that the Executive should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Company will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Executive has directed by filing with the Company a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation any amount remaining unpaid at the Employee's death shall be commuted on the basis of seven percent per annum compound interest shall be paid in a single sum to the executor or administrator of the Employee's estate.

          4. Termination of Employment: If the Employee terminates his Employment before qualifying for retirement benefits as defined in section 2 above, for reasons other than death or disability, he or his beneficiary, as applicable, shall be entitled at age 65, or his prior death, to a percentage of the retirement benefits stated in Section 2 of this Agreement as determined by the following table:

                                 PERCENTAGE OF RETIREMENT
                                 BENEFITS STATED IN SECTION 2
    DATE OF TERMINATION OF       OF THIS AGREEMENT TO WHICH
         EMPLOYMENT              THE EMPLOYEE IS ENTITLED
         ----------              ------------------------

         Prior to 09-30-95                  0%
         09-30-95                          100%

Irrespective of the above, however, should the employee's termination of employment occur after any "Successor" to the company shall occur, the employee shall be 100% vested in the retirement benefits stated in Section 2 of this agreement. The term "Successor" shall include any person, firm, Company or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

          5.  Disability:

          A. If the Employee shall become disabled (as defined in Subsection B of this Section 5) prior to his retirement date while continuing to serve in the Employment of the Association, the Association shall commence to pay him the same benefit that would have been payable had the Employee's death occurred on the date of his disability. At the sole option of the Association, the balance of the monthly disability benefit installments to be paid to the Employee may be paid in a single lump sum payment based on the total balance of all payments due under this Section commuted on the basis of Seven Percent (7%) per annum compounded interest. The Association shall notify the retiring Employee of its decision to make a lump sum payment within thirty (30) days following its receipt of written notice of the Employee's retirement from service. In the event that a Employee should die after becoming entitled to receive said monthly disability benefit installments but before any or all of said installments have been paid, the provisions of Section 3 above shall control the same as if the Employee had died while Employed. Any amounts already paid to the Employee under this Section shall reduce the death benefit to be paid under Section 3 above.

          B. The Employee shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six
              (6) month period, that Employee must be under the regular care of a State licensed medical doctor (M.D.) or osteopathic physician (D.O.). For the purpose of this Section, or any other section relating to disability, if there is any dispute between the parties as to the Employee's physical or mental disability, the questions shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the state in which this Agreement is signed and who is selected by the mutual consent of the parties to this Agreement or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the then President of the Stanly County Medical Society. Certification of that physician as to the matter in dispute shall be final and binding upon the parties.

          6.  Forfeiture Provisions:

          A. During the period the retirement benefit is payable to the Employee under Section 2 of this Agreement, the Employee shall not engage in business activities in Albemarle, North Carolina, which are in competition with the Company without first obtaining the written consent of the Company.

          B. During the period the retirement payment is payable to the Employee under Section 1 of the Agreement, the Employee shall be available to render consulting services to the Association upon request by an officer of the Company, but such requests shall not be made more frequently than once each month, and shall not require a total time expenditure by the employee of more than one day per month. Any travel, lodging, food and other reasonable necessary expenses incurred by the Employee to perform this consulting service shall be paid by the association. The Employee shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

          C. Payments of the retirement benefit under this Agreement may be terminated by the Company, if the Employee fails to comply with either of the conditions set forth in paragraph (A) and (B) of this Section 6.

          7.  General Provisions:

          A. Except as otherwise provided by this Agreement, it is agreed that neither the Employee, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

          B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Company to the Employee whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, not shall any provision hereof restrict the right of the Company to discharge the Employee or restrict the right of the Employee to terminate his employment.

          C. The rights of the Employee under this Agreement and of any beneficiary of the Employee shall be solely those of an unsecured creditor of the Company. Any asset acquired by the Company in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Employee or his beneficiaries or to be considered security for the performances of the obligations of the Company but shall be, and remain, a general, unpledged, unrestricted asset of the Company.

          D. The Company hereby reserves the right to accelerate the payments specified in Section 2, 3, 4 and 5 above without the consent of the employee, his estate, beneficiaries, or any other person claiming through or under him.

          E. The Company agrees that it will not merge or consolidate with any other Company or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Company or other organization shall expressly assume the rights and obligations of the Company herein set forth. The Company further agrees that it will not cease its business activities or terminate its existence other than as heretofore set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

          F. This Agreement shall be binding upon and inure to the benefit of the parties, their respective legal representatives, and any "Successor" of the Company, which shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement the term "Successor" shall include any person firm, Corporation or other business entity which at anytime, whether by merger purchase or otherwise, acquire all or substantially all of the Corporation's assets business.

          G. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

          H. In the event the financial condition of the Bank deteriorates to the point that under applicable regulatory authority the continued payment of the amounts due under this Agreement would be considered imprudent, the Bank reserves the right and authority to modify or amend the terms of the Agreement as may be required in the best interest of the Bank.

          I. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

          IN WITNESS THEREOF, the Said Company has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impresses with its Corporate seal, attested by its secretary, and the said Employee has hereunto set his hand and seal, all on the date and year first above written.


                                 Home Savings Bank, S.S.B.


                                 By: /s/ Carl M. Hill
                                    -----------------------------------------
                                         President


                                 /s/ Robert Ronald Swanner
                                 --------------------------------------------
                                       Robert Ronald Swanner

ATTEST:

 /s/ Sheila S. Barbee, Secretary
-----------------------------------------------

WITNESS:

 /s/ Sheila S. Barbee
-----------------------------------------------------

                   ERISA CLAIMS PROCEDURE CLAIMS PROCEDURE.

          In accord with the Employee Retirement Income Security Act of 1974, the following claims procedure is hereby adopted by the Company as the claims procedure for this unfunded nonqualified deferred compensation plan; and, for the purposes of implementing such claims procedure (but not for any other purpose) Home Savings Bank, S.S.B. is hereby designated as the named fiduciary and plan administrator of this plan:

          a. Filing of a Claim for Benefits. A participant or beneficiary of the plan shall make a claim for the benefits provided by delivering a written request to the plan administrator.

          b. Notification to Claimant of Decision. If a claim is wholly or partially denied, notice of the decision, meeting the requirements of paragraph c following shall be furnished to the claimant within a reasonable period of time after receipt of the claim by the plan administrator.

          c. Content of Notice. The plan administrator shall provide to every claimant who is denied a claim for benefits written notice setting forth in a manner calculated to be understood by the claimant, the following:

              (1) The specific reason or reasons for the denial;

              (2) Specific reference to pertinent plan provision on which the denial is based.

              (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why any such material or information is necessary; and,

              (4) An explanation of the plan's claim review procedure set forth in paragraphs d and e following.

          d. Review Procedure. The purpose of the review procedure, set forth in this paragraph and in paragraph e following, is to provide a procedure by which a claimant under the plan may have a reasonable opportunity to appeal a denial of a claim to the named fiduciary for a full and fair review. To accomplish that purpose, the claimant or his duly authorized representative:

              (1) May request a review upon written application to the plan administrator;

              (2) May review pertinent plan documents; and

              (3) May submit issues and comments in writing. A claimant (or his duly authorized representative) shall request a review by filing a written application for review with the plan administrator at any time within sixty (60) days after receipt by the claimant of written notice of the denial of his claim.

          e. Decision on Review. The decision on review of a denied claim shall be made in the following manner:

              (1) The decision on review shall be made by the plan
                  administrator, who may in his discretion hold a hearing on the denied claim. The plan administrator shall make his decision promptly, and not later than sixty (60) days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review).

              (2) The decision on review shall be in writing and shall include specific reasons for the decisions, written in a manner calculated to be understood by the claimant, and specific references to the pertinent plan provisions on which the decision is based.

                         BENEFICIARY DESIGNATION FORM

          As Beneficiary to receive any death benefits payable on my behalf from Home Savings Bank, S.S.B., I designate the following:


  NAME              DATE OF BIRTH           ADDRESS              RELATIONSHIP

PRIMARY:

    Beth M. Swanner  10/13/49   1415 Northridge Drive, Albermarle, NC  Wife
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

CONTINGENT, If Any:

 Mary Leslie Swanner   3/14/71  1415 Northridge Drive, Albermarle, NC Daughter
-------------------------------------------------------------------------------
 Ashley Leigh Swanner  7/19/76  1415 Northridge Drive, Albermarle, NC Daughter
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Note: If more than one primary beneficiary is named, the benefit will be paid in equal shares to those living. Should the contingent beneficiaries be eligible to receive the benefits, such benefits will be paid in equal shares to such living contingent beneficiaries.

Each amount payable after my death shall be paid exclusively to the Primary Beneficiary if living at the time such payments become due. The right is reserved to the Primary Beneficiary to change contingent beneficiaries after my death. For the purposes of this agreement, the term "contingent beneficiaries" shall include any beneficiary who is not receiving payments. A New contingent beneficiary may be designated from time to time by filing at the Home Office of the Company written notice thereof in such form as the Company may require. When such notice is received at the Home Office, the change shall be effective on the date the notice was signed, whether or not the Primary Beneficiary is living at the time of the receipt, but without prejudice to the Company on account of any payment made by it before receipt of the written notice at its Home Office.

Name of Spouse of not given above:
                                  ---------------------------------------------

/s/ Sheila S. Barbee                    /s/ Robert Ronald Swanner
-------------------------------         ---------------------------------------
      Witness                                 Signature of Employee

 9/26/96
--------------------------------
      Date

Note: The original should be retained by the Association, one copy by the Employee and one copy resumed to Smith/Broadhurst, Inc.

                            Registration Statement

                           Supplemental Income Plan

                           Home Savings Bank, S.S.B.
                                      of
                           Albemarle, North Carolina


1.  Home Savings Bank, S.S.B.
    P.O. Box 489
    Albemarle, NC 28002-0489
    Employer Identification number:  56-0266500

3. This Registration Statement is to declare that Home Savings Bank, S.S.B. maintains a Supplemental Income Plan solely for the purpose of providing deferred compensation for a select group of management.

4. Home Savings Bank, S.S.B. in Albemarle, North Carolina currently maintains one such plan with two employees.

5.  Document attached to the Registration Statement.

                                 Home Savings Bank, S.S.B.


Date:    10-3-95                 By: /s/ Carl M. Hill
     ---------------------           -------------------------------
                                         President

                         SUPPLEMENTAL INCOME AGREEMENT

          AGREEMENT entered into as of the 1st day of September, 1995 between Home Savings Association, of Albemarle, North Carolina, a domestic Corporation having its principal office in Albemarle, North Carolina (hereinafter referred to as the Company) and Carl Melvin Hill (hereinafter referred to as the Employee).

                                  WITNESSETH:

          WHEREAS, the Employee has been an Employee of the Company since 5/1/57 and,

          WHEREAS, the value of the Employee is such that assurance of his continued service is essential to the future growth and profits of the Company; and,

          WHEREAS, the Company desires to retain the service of the Employee, and realizes that if the Employee were to terminate his employment it would suffer a substantial financial loss;

          NOW THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

          1. Remuneration: During the period of the Employee's employment with the Company, the Company will pay the Employee for services to be rendered;

              A. Cash amounts at rates and time mutually agreed upon and,

              B. Additional amounts, payment of which will be deferred pursuant to the terms hereinafter set forth.

          2. Retirement Benefit: Upon the attainment of the Employee's 65th birthday or, the Employee's actual later retirement after the Employee's actual later retirement, the Company will commence to pay the Employee $25,000 annually for a continuous period of 15 years. In the event that the Employee should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Company will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. In the event of the death of the last named beneficiary before all of the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at Employee's death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

          3. Death Benefit: Should the Employee die while in the employment of the Company and prior to age 65 the Company (beginning at a date to be determined by the Company but within six months from the date of such death) will commence to pay $25,000 annually for a continuous period of 15 years to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. Irrespective of the above, however, if the Employee dies as result of suicide within two years of the execution of this agreement, no death benefit shall be payable. In the event that the Executive should die after becoming entitled to receive said monthly installments but before any or all of said installments have been paid, the Company will pay or will continue to pay said installments to such beneficiary or beneficiaries as the Executive has directed by filing with the Company a notice in writing. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of seven percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation any amount remaining unpaid at the Employee's death shall be commuted on the basis of seven percent per annum compound interest shall be paid in a single sum to the executor or administrator of the Employee's estate.

          4. Termination of Employment: If the Employee terminates his Employment before qualifying for retirement benefits as defined in section 2 above, for reasons other than death or disability, he or his beneficiary, as applicable, shall be entitled at age 65, or his prior death, to a percentage of the retirement benefits stated in Section 2 of this Agreement as determined by the following table:

                                 PERCENTAGE OF RETIREMENT
                                 BENEFITS STATED IN SECTION 2
 DATE OF TERMINATION OF          OF THIS AGREEMENT TO WHICH
      EMPLOYMENT                 THE EMPLOYEE IS ENTITLED
      ----------                 ------------------------

      Prior to 09-30-95                    0%
      09-30-95                            100%

Irrespective of the above, however, should the employee's termination of employment occur after any "Successor" to the company shall occur, the employee shall be 100% vested in the retirement benefits stated in Section 2 of this agreement. The term "Successor" shall include any person, firm, Company or other business entity which at anytime, whether by merger, purchase or otherwise, acquires all or substantially all of the Corporation's assets or business.

          5.  Disability:

          A. If the Employee shall become disabled (as defined in Subsection B of this Section 5) prior to his retirement date while continuing to serve in the Employment of the Association, the Association shall commence to pay him the same benefit that would have been payable had the Employee's death occurred on the date of his disability. At the sole option of the Association, the balance of the monthly disability benefit installments to be paid to the Employee may be paid in a single lump sum payment based on the total balance of all payments due under this Section commuted on the basis of Seven Percent (7%) per annum compounded interest. The Association shall notify the retiring Employee of its decision to make a lump sum payment within thirty (30) days following its receipt of written notice of the Employee's retirement from service. In the event that a Employee should die after becoming entitled to receive said monthly disability benefit installments but before any or all of said installments have been paid, the provisions of Section 3 above shall control the same as if the Employee had died while Employed. Any amounts already paid to the Employee under this Section shall reduce the death benefit to be paid under Section 3 above.

          B. The Employee shall be considered disabled for the purpose of this Agreement if he is unable to perform the duties of his position for a continuous period of six (6) months or more. During such six
              (6) month period, that Employee must be under the regular care of a State licensed medical doctor (M.D.) or osteopathic physician (D.O.). For the purpose of this Section, or any other section relating to disability, if there is any dispute between the parties as to the Employee's physical or mental disability, the questions shall be settled by the opinion of a medical doctor or osteopathic physician licensed in the state in which this Agreement is signed and who is selected by the mutual consent of the parties to this Agreement or their representatives. If the parties cannot agree within ten (10) days after a written request for the designation of an examining physician is made by either party to the other, then the examining physician shall be designated by the then President of the Stanly County Medical Society. Certification of that physician as to the matter in dispute shall be final and binding upon the parties.

          6.  Forfeiture Provisions:

          A. During the period the retirement benefit is payable to the Employee under Section 2 of this Agreement, the Employee shall not engage in business activities in Albemarle, North Carolina, which are in competition with the Company without first obtaining the written consent of the Company.

          B. During the period the retirement payment is payable to the Employee under Section 1 of the Agreement, the Employee shall be available to render consulting services to the Association upon request by an officer of the Company, but such requests shall not be made more frequently than once each month, and shall not require a total time expenditure by the employee of more than one day per month. Any travel, lodging, food and other reasonable necessary expenses incurred by the Employee to perform this consulting service shall be paid by the association. The Employee shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

          C. Payments of the retirement benefit under this Agreement may be terminated by the Company, if the Employee fails to comply with either of the conditions set forth in paragraph (A) and (B) of this Section 6.

          7.  General Provisions:

          A. Except as otherwise provided by this Agreement, it is agreed that neither the Employee, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

          B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Company to the Employee whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, not shall any provision hereof restrict the right of the Company to discharge the Employee or restrict the right of the Employee to terminate his employment.

          C. The rights of the Employee under this Agreement and of any beneficiary of the Employee shall be solely those of an unsecured creditor of the Company. Any asset acquired by the Company in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Employee or his beneficiaries or to be considered security for the performances of the obligations of the Company but shall be, and remain, a general, unpledged, unrestricted asset of the Company.

          D. The Company hereby reserves the right to accelerate the payments specified in Section 2, 3, 4 and 5 above without the consent of the employee, his estate, beneficiaries, or any other person claiming through or under him.

          E. The Company agrees that it will not merge or consolidate with any other Company or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Company or other organization shall expressly assume the rights and obligations of the Company herein set forth. The Company further agrees that it will not cease its business activities or terminate its existence other than as heretofore set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

          F. This Agreement shall be binding upon and inure to the benefit of the parties, their respective legal representatives, and any "Successor" of the Company, which shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement the term "Successor" shall include any person firm, Corporation or other business entity which at anytime, whether by merger purchase or otherwise, acquire all or substantially all of the Corporation's assets business.

          G. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

          H. In the event the financial condition of the Bank deteriorates to the point that under applicable regulatory authority the continued payment of the amounts due under this Agreement would be considered imprudent, the Bank reserves the right and authority to modify or amend the terms of the Agreement as may be required in the best interest of the Bank.

          I. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

          IN WITNESS THEREOF, the Said Company has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impresses with its Corporate seal, attested by its secretary, and the said Employee has hereunto set his hand and seal, all on the date and year first above written.

                                 Home Savings Bank, S.S.B.


                                 By: /s/ Robert Ronald Swanner
                                    -----------------------------------
                                        (Executive Vice President)



                                    /s/ Carl Melvin Hill
                                    -----------------------------------
                                        Carl Melvin Hill


ATTEST:

/s/ Sheila S. Barbee, Secretary
--------------------------------------

WITNESS:

/s/ Sheila S. Barbee
--------------------------------------

                    ERISA CLAIMS PROCEDURE CLAIMS PROCEDURE.

          In accord with the Employee Retirement Income Security Act of 1974, the following claims procedure is hereby adopted by the Company as the claims procedure for this unfunded nonqualified deferred compensation plan; and, for the purposes of implementing such claims procedure (but not for any other purpose) Home Savings Bank, S.S.B. is hereby designated as the named fiduciary and plan administrator of this plan:

          a. Filing of a Claim for Benefits. A participant or beneficiary of the plan shall make a claim for the benefits provided by delivering a written request to the plan administrator.

          b. Notification to Claimant of Decision. If a claim is wholly or partially denied, notice of the decision, meeting the requirements of paragraph c following shall be furnished to the claimant within a reasonable period of time after receipt of the claim by the plan administrator.

          c. Content of Notice. The plan administrator shall provide to every claimant who is denied a claim for benefits written notice setting forth in a manner calculated to be understood by the claimant, the following:

              (1) The specific reason or reasons for the denial;
              (2) Specific reference to pertinent plan provision on which the denial is based.
              (3) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why any such material or information is necessary; and,
              (4) An explanation of the plan's claim review procedure set forth in paragraphs d and e following.

          d. Review Procedure. The purpose of the review procedure, set forth in this paragraph and in paragraph e following, is to provide a procedure by which a claimant under the plan may have a reasonable opportunity to appeal a denial of a claim to the named fiduciary for a full and fair review. To accomplish that purpose, the claimant or his duly authorized representative:

              (1) May request a review upon written
                  application to the plan administrator;
              (2) May review pertinent plan documents; and
              (3) May submit issues and comments in writing. A claimant (or his duly authorized representative) shall request a review by filing a written application for review with the plan administrator at any time within sixty (60) days after receipt by the claimant of written notice of the denial of his claim.

          e. Decision on Review. The decision on review of a denied claim shall be made in the following manner:

              (1) The decision on review shall be made by the plan
                  administrator, who may in his discretion hold a hearing on the denied claim. The plan administrator shall make his decision promptly, and not later than sixty (60) days after receipt of the request for review, unless special circumstances (such as the need to hold a hearing require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review).

              (2) The decision on review shall be in writing and shall include specific reasons for the decisions, written in a manner calculated to be understood by the claimant, and specific references to the pertinent plan provisions on which the decision is based.

                          BENEFICIARY DESIGNATION FORM

          As Beneficiary to receive any death benefits payable on my behalf from Home Savings Bank, S.S.B., I designate the following:

NAME                DATE OF BIRTH         ADDRESS               RELATIONSHIP
PRIMARY:


Peggy B. Hill        12-10-27  1415 Melchor Rd. Albemarle, N C,       Wife
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONTINGENT, if any
Kenneth Melvin Hill   2-6-59   121 O Melchor Rd. Albemarle N.C.       Son
--------------------------------------------------------------------------------
Timothy Dale Hill     4-17-62  1207 Melchor Rd. Albemarle N. C.       Son
--------------------------------------------------------------------------------

Note: If more than one primary beneficiary is named, the benefit will be paid in equal shares to those living. Should the contingent beneficiaries be eligible to receive the benefits, such benefits will be paid in equal shares to such living contingent beneficiaries.

Each amount payable after my death shall be paid exclusively to the Primary Beneficiary if living at the time such payments become due. The right is reserved to the Primary Beneficiary to change contingent beneficiaries after my death. For the purposes of this agreement, the term "contingent beneficiaries" shall include any beneficiary who is not receiving payments. A New contingent beneficiary may be designated from time to time by filing at the Home Office of the Company written notice thereof in such form as the Company may require. When such notice is received at the Home Office, the change shall be effective on the date the notice was signed, whether or not the Primary Beneficiary is living at the time of the receipt, but without prejudice to the Company on account of any payment made by it before receipt of the written notice at its Home Office.

Name of Spouse of not given above:______________________________________________


/s/ Sheila S. Barbee                      /s/ Carl M. Hill
--------------------------------          -------------------------------------
       Witness                                   Signature of Employee

 9/26/96
--------------------------------
        Date

Note: The original should be retained by the Association, one copy by the Employee and one copy resumed to Smith/Broadhurst, Inc.